UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 19, 2007

Southwest Airlines Co.
__________________________________________
(Exact name of registrant as specified in its charter)

Texas	1-7259	74-1563240
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

P. O. Box 36611, Dallas, Texas		75235-1611
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(214) 792-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On September 19, 2007, Southwest Airlines Co. (the "Company") entered into an underwriting agreement (the "Underwriting Agreement") with Morgan Stanley & Co. Incorporated and Citgroup Global Markets Inc., as representatives of the several underwriters named in the Underwriting Agreement (the "Underwriters"), in connection with the issuance and sale of a total of $500,000,000 of Southwest Airlines Co. Pass Through Trust Certificates, Series 2007-1 (the "Certificates"). The Company expects delivery of the Certificates will be made under the Underwriting Agreement on or about October 3, 2007 in two different series, comprised of $412,100,000 of Class A Certificates with a coupon of 6.15% per annum and $87,900,000 of Class B Certificates with a coupon of 6.65% per annum. Each class of Certificates will be issued by a different pass through trust.

The pass through trusts will use the proceeds from the sale of Certificates to acquire equipment notes from the Company. The equipment notes will be secured by 16 Boeing aircraft owned by the Company. Payments on the equipment notes held in each pass through trust will be passed through to the certificateholders of such trust.

The Certificates are offered pursuant to the Prospectus Supplement, dated September 19, 2007, to the Prospectus, dated September 26, 2005, which forms a part of the Company's shelf registration statement on Form S-3 (Registration No. 333-126738) (the "Registration Statement"), filed with the Securities and Exchange Commission on July 20, 2005, and amended on September 23, 2005.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference. The Underwriting Agreement is hereby incorporated by reference into the Registration Statement as an exhibit thereto.

The Underwriters or their affiliates have from time to time provided and/or may in the future provide investment banking, commercial banking and financial advisory services to the Company, for which they have received or will receive customary compensation.

Item 9.01 Financial Statements and Exhibits.

Exhibit 1.1, Exhibit 23.2, Exhibit 23.3 and Exhibit 23.4 are incorporated by reference into the Registration Statement on Form S-3 (333-126738) of Southwest Airlines Co. as exhibits thereto and are filed as part of this Current Report on Form 8-K

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southwest Airlines Co.

September 20, 2007	By:	Deborah Ackerman

Name: Deborah Ackerman
Title: Vice President-General Counsel

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Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 19, 2007, among Southwest Airlines Co. and the Underwriters named therein, relating to the issuance of Pass Through Certificates, Series 2007-1
23.2	Consent of Aircraft Information Services, Inc.
23.3	Consent of BACK Aviation Solutions
23.4	Consent of BK Associates, Inc.